o FVIT P-3
                        SUPPLEMENT DATED JANUARY 7, 2004
                              TO THE PROSPECTUS OF
                         FRANKLIN VALUE INVESTORS TRUST
                         (FRANKLIN MICROCAP VALUE FUND)
                               DATED MARCH 1, 2003

The prospectus is amended as follows:

I. Regarding the Franklin MicroCap Value Fund, the first paragraph on page 17 and the first paragraph under the "Buying Shares" section on page 52 is replaced as follows:

 EXCEPT FOR SELECT RETIREMENT PLANS, WHICH INCLUDE FRANKLIN TEMPLETON VALUESELECT, FRANKLIN TEMPLETON RECORDKEEPING SOLUTION, AND FRANKLIN TEMPLETON EXECUTIVE ADVANTAGE, THE FUND WILL CLOSE TO ALL DISTRIBUTION CHANNELS FOR NEW ACCOUNTS WHEN ASSETS REACH $400 MILLION OR ON JANUARY 31, 2004, WHICHEVER OCCURS FIRST, BUT WILL ALLOW ADDITIONAL PURCHASES FROM EXISTING SHAREHOLDERS. THE FUND RESERVES THE RIGHT TO MODIFY THIS POLICY AT ANY TIME.

II. Effective February 8, 2004, the second sentence in the first paragraph under "Main Investment Strategies" is replaced with the following:

 Microcap companies are companies with market capitalizations (the total market value of a company's outstanding common stock) under $400 million at the time of purchase.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE